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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 21, 2000



                           MANUGISTICS GROUP, INC.
              (Exact name of issuer as specified in its charter)


Delaware                               0-22154           52-1469385
(STATE OR OTHER JURISDICTION OF        (COMMISSION       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)        FILE NUMBER)      IDENTIFICATION NUMBER)
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                          2115 East Jefferson Street
                          Rockville, Maryland 20852
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                (301) 984-5000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported, on December 21, 2000, Manugistics Group, Inc.
(the "Company") through its wholly-owned subsidiary, Manu Acquisition Corp., a Delaware corporation, acquired all of the then outstanding capital stock of Talus Solutions, Inc. ("Talus"), a Delaware corporation, in a stock-for-stock merger (such transaction being referred to as the "Merger") pursuant to a certain Agreement and Plan of Merger dated as of September 21, 2000. Talus, headquartered in Atlanta, Georgia, is a provider of Pricing and Revenue
Optimization (PRO) products and services.

         In connection with the closing of the Merger, the Company issued a total of 7,026,260 shares of its common stock, which had a value of approximately $299,382,000 based on the closing price of the Company's common stock on December 21, 2000. The consideration paid by the Company was determined by the parties through a privately negotiated arms' length transaction. Of these shares, a total of approximately 5,972,530 shares were delivered to the Company's exchange agent for direct transfer to the former Talus stockholders following closing of the Merger. A total of approximately 1,053,730 shares will be delivered to State Street Bank and Trust Company, as escrow agent, to secure potential indemnification claims of the Company. To the extent that the escrowed shares are not subject to indemnification claims on the various release dates when distribution is to occur, the escrowed shares will be delivered to the former Talus stockholders in two installments, commencing on October 31, 2001, with the last such installment due to be distributed on July 2, 2002.

         In addition, a total of approximately 1,373,608 shares have been reserved for issuance upon exercise of Talus stock options and warrants assumed by the Company in connection with the Merger.

         Certain former Talus stockholders holding a total of approximately
5,456,460 shares of the Company's common stock, including escrowed shares, have agreed not to resell such shares prior to certain staged release dates.
The lock-up period as to the last of such shares ends on October 31, 2001.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

Audited Consolidated Balance Sheets of Talus as of December 31, 1998 and 1999.

Audited Consolidated Statements of Operations, Consolidated Statements of
Stockholders' Equity and Consolidated Statements of Cash Flows of Talus for the fiscal years ended December 31, 1997, 1998 and 1999.

Unaudited Consolidated Balance Sheet of Talus as of September 30, 2000.

Unaudited Consolidated Statements of Operations, and Consolidated Statements of
Cash Flows of Talus for the nine months ended September 30, 2000 and 1999.

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(The above mentioned financial statements are incorporated by reference to the prospectus dated November 22, 2000, pages F-3 through F-22, which constitutes part of the Company's Registration Statement on Form S-4 (Reg. No. 333-48952).

(b)      Pro Forma Financial Information.

Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and Talus as of August 31, 2000.

Unaudited Pro Forma Combined Condensed Statement of Operations of the Company and Talus for the six months ended August 31, 2000 and the fiscal year ended
February 29, 2000.

(The above mentioned pro forma financial information is incorporated by reference to the Current Report on Form 8-K/A filed by the Company on October
10, 2000.)

(c)      Exhibits.

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
Exhibit Number    Description
--------------    -----------
2                 Agreement and Plan of Merger by and Among Manugistics Group,
                  Inc., Talus Solutions, Inc. and Manu Acquisition Corp. dated as of September 21, 2000. (Incorporated by reference to the
                  Current Report on Form 8-K/A filed by the Company on October
                  11, 2000.)

23                Consent of KPMG LLP
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 4th day of January, 2001.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Timothy T. Smith
                                            ----------------------------------
                                            Timothy T. Smith
                                            Senior Vice President and
                                            General Counsel


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                                EXHIBIT INDEX


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
      Exhibit Number     Description
      --------------     -----------
           2              Agreement and Plan of Merger by and Among
                          Manugistics  Group, Inc., Talus Solutions, Inc. and
                          Manu Acquisition Corp. dated as of September 21,
                          2000. (Incorporated by reference to the Current Report
                          on Form 8-K/A filed by the Company on October 11,
                          2000.)

           23             Consent of KPMG LLP
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